            [Atalanta Sosnoff Capital Corporation logo]      1999


                                      ATL

[Atalanta Sosnoff Capital Corporation logo]


MISSION STATEMENT
--------------------------------------------------------------------------------

o TO BE A MEANINGFUL AND GROWING PROVIDER OF INVESTMENT MANAGEMENT SERVICES TO INDIVIDUALS, CORPORATIONS, PUBLIC AND TAFT-HARTLEY FUNDS AND ENDOWMENT INSTITUTIONS.

o TO MAINTAIN A TOP QUARTILE PERFORMANCE RANKING AMONG PEER GROUP MONEY MANAGERS, YEAR OVER YEAR, CYCLE OVER CYCLE AND DECADE OVER DECADE.

o TO MAINTAIN THE HIGHEST STANDARDS OF ETHICAL CONDUCT IN ALL PHASES OF OUR BUSINESS INCLUDING CHARITABLE GIVING AND SOCIAL RESPONSIBILITY.

o TO BE PRO-ACTIVE ON ISSUES OF CORPORATE GOVERNANCE IN THE BEST INTERESTS OF SHAREHOLDERS.

FINANCIAL HIGHLIGHTS
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

YEAR ENDED DECEMBER 31                                        1999                1998                1997
-------------------------------------------------------------------------------------------------------------
OPERATING REVENUES                                         $   18,270          $   16,980          $   18,829
OPERATING INCOME                                           $    1,659          $    3,371          $    5,123
OTHER INCOME, NET                                          $   32,805          $   10,324          $   12,851
NET INCOME                                                 $   17,564          $    7,784          $    9,849
NET INCOME PER SHARE--DILUTED                              $     1.91          $     0.81          $     1.08
=============================================================================================================
YEAREND POSITION:
  BOOK VALUE PER SHARE                                     $    11.21          $     8.78          $     7.36
  SHAREHOLDERS' EQUITY                                     $  101,776          $   82,022          $   70,556
  RETURN ON AVERAGE EQUITY                                        19%                 10%                 15%
  ASSETS UNDER MANAGEMENT                                  $2,686,000          $2,410,000          $2,682,000
=============================================================================================================
OPERATING REVENUES TO AVERAGE
 ASSETS UNDER MANAGEMENT                                         .76%                .71%                .67%


Certain statements in this Annual Report to Shareholders under the captions "Letter to Shareholders" and "Management's Discussion and Analysis", and elsewhere in this Report constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions; the loss of, or the failure to replace, any significant clients; changes in the relative investment performance of client or firm accounts and changes in the financial marketplace, particularly in the securities markets. These forward-looking statements speak only as of the date of this Annual Report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regards thereto or any change in events, conditions or circumstances on which any such statement is based.

                                                          Letter to Shareholders
                                                                   March 7, 2000

     The market performed better than we expected during 1999, but equity returns in our clients' accounts still outstripped the S&P 500 Index by a wider margin than in '98 when we were also surprised by the market's exceptional rate of return. We are off to a reasonably good start this year, too, but again, we have no illusions about the new Gilded Age raining down gold coins on our heads.

     Equities still look pricey in the growth sector and too cheap for financial services, health care and basic industrials which act forlornly, like ragamuffins without a roof over their heads. This bi-polar market may continue for some time. Alan Greenspan has his foot gingerly on the brakes but nobody, particularly the consumer, seems to care. Home prices, gasoline, air travel and luxury hotels get pricier, but rising productivity in the heartland keeps inflation quiescent, and the dollar is buoyant despite a horrendous trade balance and a banana republic-like deficit in our balance of payments. Again, the world doesn't care much just so long as our economy hums along.

     Everyone, including us, underestimated GDP momentum last year and probably is underestimating the economy's late foot this year, too. Even the Federal Reserve Board now thinks normalized growth for the country is no longer 2.7% but closer to 4%, which is what we should see this year at the least.

     For the second year in a row, growth managers outperformed value players by a wide margin--probably unprecedented in the past 20 years. We are seeing more of the same today. The market's reasoning, while torturous, could be sound. Greenspan succeeds to slow things down after several more discount rate bumps. The industrial sector never regains pricing hegemony and growth stocks, namely technology, blithely ride through the cycle unscathed just so long as capital spending holds up.

     Since capital spending follows profits, this is a passable call. If we go too far, like Japan in the late-eighties, and spend like drunken sailors--watch out. The cycle could top out from excess spending for plant, equipment and real estate, precipitating a nasty capital goods and inventory recession comparable with '73-'74. Let's all remember that equity valuation for growthies topped out in '72 and it took until '98 to exceed those "one decision" days of total belief in Polaroid, Xerox, et. al.

     So far, capacity utilization for the country, while edging up, is hardly above 81 percent. This is more synonymous with recession than inflation. So much money has poured into capital goods expansion that under-utilization of plant and equipment is continuing for most heartland producers like Deere, Caterpillar Tractor and even Dow Chemical.

     We are smack in a second Gilded Age. The original was spawned in the 1870's, to be shattered by the onset of World War I. Those four decades adumbrated enormous wealth creation for the country and for its entrepreneurs. The list was long: Rockefeller, Vanderbilt, Carnegie, Harriman, Jay Gould, Morgan and Leland Stanford. The consolidation of railroads and the steel industry preoccupied the house of Morgan. New York emerged as the cultural capital of the world. Pierpont Morgan complained about the lack of brains on Wall Street which was then as today a hard-boiled meritocracy. Morgan backed Thomas Edison and his electric light. The telephone and elevator were major breakthroughs that sparked the country just as much as the Internet today and jet air travel in the early '60's.

     We date the new Gilded Age from the trough of the '90-'91 recession. It's 10 years old, but don't bet that it will last 40 like the first one, or end tomorrow. The world was idyllic on the eve of World War I. Historians still can't explain fully why the Europeans threw it all away, but the Kaiser, the Czar, France and England did just that. Think back on this when you read about Dow 36,000 forecasts.

                                     o o o

     Our managed asset base grew by 11% last year because of very strong account performance. Large institutional accounts for us as yet remain cash flow negative despite comparatively good numbers within our peer group of core equity managers of large capitalization stocks. Marketing emphasis has intensified in the individual high net worth and brokerage wrap account categories where we are building these businesses brick by brick. Additionally, our hedge fund and investment partnerships are growing and performing notably well.

     Getting our feet wet in the mutual fund sector should bring results, but it will take another year or two of strong performance to attain 5-Star Morningstar ratings and qualify us for representation by the brokerage house community. All four funds are showing outstanding performance to date inclusive of the Atalanta/Sosnoff Fund, our large capitalization core equity fund, the Focus Fund, Balanced Fund and Value Fund. The Atalanta/Sosnoff Fund was ranked among the top 10 equity funds on a performance basis in 1999 in its category, and this June will have a two-year record.

     The year 2000, if relatively successful for us in terms of client returns, will further solidify our asset base and provide us with outstanding credentials to market all sectors of our money management business. We have expanded the nucleus of money management and senior marketing executives with good results to date. Our staff is totally united in its goal to grow Atalanta, invigorated by the challenge and working with maximum intensity and professionalism. The growth in our corporate base of liquid assets gives us ample flexibility for investment spending.

Our thanks to all our staff for contributing to our results.

Warm good wishes,


/s/ Martin T. Sosnoff                        /s/ Craig B. Steinberg
Martin T. Sosnoff                            Craig B. Steinberg
Chairman and Chief Executive Officer         President and Director of Research

INVESTMENT MANAGEMENT STRUCTURE
--------------------------------------------------------------------------------

     Atalanta/Sosnoff Capital Corporation, a New York Stock Exchange listed company, through its operating subsidiaries, Atalanta/Sosnoff Capital Corporation (Delaware) ("Capital") and Atalanta/Sosnoff Management Corporation ("Management"), provides discretionary investment management, brokerage and other related services. Capital and Management are both registered investment advisors. Managed assets of $2.7 billion cover equity, balanced and fixed income accounts for corporations, public funds, Taft-Hartley clients, foundations, charitable organizations and individuals. Institutional clients are managed by Capital and are the source of 77% of total managed assets. Management is also registered as a broker-dealer and manages high net worth and smaller institutional accounts. Management provides brokerage services to some of its advisory clients and to certain of Capital's clients.

     Atalanta is primarily known as a large-cap core equity manager. Our equity methodology focuses on two levels: thematics and stock selection. Through its Investment Policy Committee, composed of Martin T. Sosnoff, Craig B. Steinberg and Paul P. Tanico, Atalanta seeks to identify change at the margin. Major themes unfold during economic cycles they embrace, geopolitical realignments and changes in government regulation and Federal Reserve Board policy emphasis. Our process identifies and overweights "event-driven" companies and sectors with benevolent product profile cycles and accelerating earnings.

     Atalanta seeks to enhance returns by adding two elements beyond the traditional growth style:

Earnings Acceleration:      The Company supplements classic growth stock
                            holdings by considering event-driven situations and companies poised to enter or in a cycle of accelerating earnings growth.

Strategic Growth            The Company overlays its stock selection and
Investing:                  portfolio construction with a macroeconomic view.

     The two principals, Messrs. Sosnoff and Steinberg, have worked together in the investment arena for more than 14 years. The continuity of the team and its years of experience are critical elements in managing investments. Mr. Sosnoff, Chief Investment Officer, has managed money since the late-1960's through several market cycles. Throughout that time, Mr. Sosnoff has applied a consistent investment style and philosophy to the management of client accounts.


                                    [CHART]


                            Chief Investment Officer
                             Money Manager/Analyst
                            ------------------------
                             Martin Sosnoff, C.F.A.
                          (Tenure = Founder, 24 Years)

                                       |
                                       |
                                       |

Director of Research
Money Manager/Analyst                                      Money Manager/Analyst
---------------------              Investment              ---------------------
  Craig Steinberg      -------- Policy Committee --------       Paul Tanico
(Tenure = 14 Years)                                          (Tenure = 7 Years)
                               /               \
                             /                   \
                           /                       \
                         /                           \
                       /                               \

           Securities                              Money Manager/Analyst
         Analysts Group                            ---------------------
          (5 analysts)                                William Knobler
                                                    (Tenure = 15 Years)
               |
               |
               |

          Systems Group
       Financial Screening

     Investment performance in 1999 was exceptional on both an absolute and relative basis, and the Company's peer group rankings continue to improve. Equity and balanced products performed well in 1999, after a strong year recorded in 1998. The most important factors affecting the Company's capacity to compete for new business will be a return to sustained top quartile investment performance, perceived quality and productivity of investment professionals, and a continued intensive level of client service.

MARKETING AND CLIENT SERVICES
--------------------------------------------------------------------------------

     Managed assets are sourced from three major markets:

Institutional:      o $2.1 billion of assets in over 50 separate relationships.

High Net Worth:     o $376 million of assets in over 300 separate relationships.
                    o $126 million of assets in limited partnership vehicles.

Wrap:               o $72 million of assets.

     With the addition of our first mutual fund in June, 1998--the Atalanta/Sosnoff Fund (ticker "ASFGX")--and three additional funds--Atalanta/Sosnoff Focus Fund, Atalanta/Sosnoff Balanced Fund, and Atalanta/Sosnoff Value Fund--added in July 1999, we offer investment products with broad appeal--from the largest institution to the individual just starting out investing in an IRA.


                              Total Managed Assets
                               December 31, 1999
                                  $2.7 billion


                                  [PIE CHART]

                    Institutional                   77%
                    Investment Partnerships          5%
                    Wrap                             3%
                    High Net Worth                  14%
                    Mutual Funds                     1%

Institutional

     Atalanta's core has always been its institutional clients. This market segment is primarily controlled by gate-keeper consultants, so our ability to increase managed assets is especially dependent on performance results, including the three- and five-year performance track records, and related peer group rankings.

     While these measures have all improved dramatically over the last two years, in our opinion it will take at least another year of good performance results before we can add meaningful new assets in this market segment.


               Total Institutional Managed Assets by Client Type
                               December 31, 1999
                                  $2.1 billion

                                  [PIE CHART]

                Taft-Hartley                              32%
                Public                                    20%
                Corporate Taxable                          9%
                ERISA                                     19%
                Endowment/Foundation & Religious          20%



High Net Worth

     We Are Targeting Prospective Clients With Over $500,000 In Investable
Assets.

     Atalanta has a growing presence in the High Net Worth market and we have targeted it as a focus of our marketing program. We have committed additional resources to this area, and believe Atalanta offers a unique investment product to these clients.

     Our conservative investment philosophy and focus on preservation of capital is particularly well suited to the individual. Now, more than ever, individual investors are choosing professional money management as the way to superior results. Assets committed to equity markets require continuous supervision. During volatile markets, such as the summer/fall of 1998, clients rely on their investment managers to digest the facts and reaffirm investment goals that are realistic.

     The potential for this sector is enormous. In 1999, our managed assets in this segment grew 19%, from $315 million on December 31, 1998 to $376 million as of December 31, 1999.


Wrap

     Atalanta has a small presence in this market, and it is the other major area of focus in our marketing efforts. Assets controlled by broker/consultants have exploded in recent years and penetrating this market is an efficient way to leverage the large sales forces in place at the major houses. We have committed additional resources to this market.

     In 1999, our managed assets in this segment grew 76%, from $41 million on December 31, 1998 to $72 million as of December 31, 1999.

SUMMARY OF INVESTMENT PRODUCTS
--------------------------------------------------------------------------------

Large-Cap Core Equity                Large capitalization stocks combined with our pragmatic capital preservation discipline (will raise cash--up to 50%).

Large-Cap Strategic Core Equity      Large capitalization stocks in a fully invested (at least 90%)
                                     portfolio.

Balanced                             Large-cap core equity plus fixed income. The fixed income percentage is set by the individual plan/sponsor client.

Fixed Income                         Intermediate Federal, agency and high grade corporate securities where safety and consistency of income is of primary importance.

Mutual Funds:

  Atalanta/Sosnoff Fund              A large-cap fund, started in June 1998, employing our core equity philosophy.

  Atalanta/Sosnoff Focus Fund        A large-cap fund, started in July 1999, employing our core equity philosophy in a more concentrated position of 25-30 stocks.

  Atalanta/Sosnoff Balanced Fund     A large-cap fund, started in July 1999, employing our core equity and fixed income philosophies by investing in a blend of equity and fixed income securities.

  Atalanta/Sosnoff Value Fund        A large-cap fund, started in July 1999, employing a philosophy of investing in equity securities we believe are fundamentally undervalued.

Investment Partnerships:

  Atalanta Partners, L.P.            The core equity portfolio, somewhat more concentrated and leveraged to enhance returns. Includes mid-cap stocks.

  Atalanta Variable, L.P.            Combines a large-cap equity segment with a fixed income segment so that a client can create a balanced product.

  Sabre Partners, L.P.               A long-short hedge fund operating in all market segments and caps.
                                     Employs active hedging strategies to enhance returns and reduce risk.

                            SELECTED FINANCIAL DATA
                                FIVE YEAR REVIEW

(dollars and shares in thousands, except per share amounts)     1999       1998       1997       1996       1995
                                                              --------    -------    -------    -------    -------
Summary of Operations:
Net income                                                    $ 17,564    $ 7,784    $ 9,849    $ 8,802    $10,048
     Per share--diluted                                       $   1.91    $   .81    $  1.08    $  1.00    $  1.14
              --basic                                         $   1.91    $   .81    $  1.09    $  1.00    $  1.14

Total Revenues                                                $ 51,075    $27,304    $31,680    $27,385    $29,915
Operating revenues (1)                                        $ 18,270    $16,980    $18,829    $20,759    $20,049
Operating expenses (2)                                        $ 16,611    $13,609    $13,707    $12,022    $12,381
Operating income                                              $  1,659    $ 3,371    $ 5,122    $ 8,737    $ 7,668
Operating margin                                                     9%        20%        27%        42%        38%

Per employee:
  Operating revenues                                          $    406    $   435    $   471    $   472    $   477
  Operating expenses                                          $    369    $   349    $   343    $   273    $   295
  Operating income                                            $     37    $    86    $   128    $   199    $   182
Net interest and dividend income                              $    708    $ 1,557    $ 2,997    $ 1,843    $ 1,881
Net realized and unrealized gains from investments            $ 32,097    $ 8,767    $ 9,854    $ 4,783    $ 7,985
Return on average equity                                            19%        10%        15%        15%        20%

Yearend Position:
  Total assets                                                $123,623    $90,686    $75,413    $64,696    $58,497
  Shareholders' equity                                        $101,776    $82,022    $70,556    $61,628    $54,517
  Book value per share                                        $  11.21    $  8.78    $  7.36    $  6.99    $  6.19
  Cash dividends declared per share                               None    $   .25    $   .20    $   .15    $   .15
  Common stock, shares outstanding                               9,075      9,338      9,587      8,812      8,812
  Number of employees                                               45         39         40         44         42
  Assets under management (millions)                          $  2,686    $ 2,410    $ 2,682    $ 2,763    $ 3,611

Average assets under management (millions)                    $  2,412    $ 2,402    $ 2,804    $ 3,219    $ 3,267
  Percentage of average assets:
     Operating revenues                                           .76%       .71%       .67%       .64%       .61%
     Operating expenses                                           .69%       .57%       .49%       .37%       .38%
     Operating income                                             .07%       .14%       .18%       .27%       .23%

------------------
(1) Operating revenues consist of advisory fees, commissions and other operating revenue.

(2) Operating expenses consist of total costs and expenses less an investment performance bonus of $3,446,000 in 1999, pursuant to the Management Incentive Plan, which was paid to the Chief Executive Officer. (See Management's Discussion and Analysis.)

MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

Financial Summary

    Investment performance, over 39% for equity clients in 1999, was strong on an absolute and relative basis and continued the improvement since 1996. The Company's peer group ranking continued to improve--from above the median in 1997, to top quartile in 1998 and 1999. The 1996 and 1997 underperformance concerns led to net client outflows of $308 million in 1999. However, managed assets increased by 11% in 1999 because of strong performance results. Income before taxes increased 127% in 1999, based on a 218% increase in other income, partially offset by weaker operating results as compared with 1998.

    Earnings per share totaled $1.91 in 1999, compared with $.81 in 1998 and $1.08 in 1997 (all earnings per share amounts represent diluted earnings per share). Net income was $17.6 million in 1999, compared with $7.8 million in 1998 and $9.8 million in 1997.

    Revenues for 1999 increased 87% to $51.1 million, from $27.3 million in 1998 and $31.7 million in 1997. Revenue from advisory fees and commissions ("operating revenues") increased 8% to $18.3 million in 1999, from $17.0 million in 1998 and $18.8 million in 1997.

    Costs and expenses for 1999 increased 47% to $20.1 million, from $13.6 million in 1998 and $13.7 million in 1997. In each of 1999 and 1998, the Company recorded $2.25 million of non-cash compensation charges ("NCCC") related to awards of restricted stock in 1997, compared with $563,000 in 1997 (see Note 9 to the audited financial statements). In 1999 and 1998, the Company also recorded $1,500,000 and $375,000, respectively, of compensation expense related to a Senior Vice President's relinquishment of the exclusive right to receive the net operating earnings attributable to certain managed accounts to the Company (the "SVP Accounts"--see Note 5 to the audited financial statements).

    The Company adopted an amendment to its Management Incentive Plan ("MIP") (see Note 8 to the audited financial statements) in 1999 whereby an annual bonus is earned by the Chief Executive Officer (CEO) based upon pre-tax earnings of proprietary accounts of the Company in excess of a base index return, as defined, subject to a ceiling of 10% of total pre-tax income. Included in compensation expenses related to this is an accrued investment performance bonus to the CEO of $3,446,000 in 1999.

    During 1997, special charges (classified in both separation costs and general and administrative expenses) totaling $1.9 million ($.12 per share after taxes) were charged to operations owing to the termination without cause of the Company's former president ($1.4 million) and the costs incurred by the Company associated with an abandoned effort to take the Company private. Net income before special charges totaled $10.9 million in 1997, or $1.20 per share.

    Excluding these charges in 1999, 1998 and 1997 (see table below), operating income totaled $5.4 million (30% margin) in 1999, $6.0 million (35% margin) in 1998, and $7.6 million (40% margin) in 1997.

--------------------------------------------------------------------------------

                                                                   ($000)
Operating Income                                         1999       1998       1997
----------------                                         ----       ----       ----
Operating revenues, reported                            $18,270    $16,979    $18,829
Costs and expenses, reported                            (20,057)   (13,609)   (13,707)
Add MIP accrued investment performance bonus              3,446         --         --
                                                        -------    -------    -------
Operating income before adjustments                       1,659      3,370      5,122
Adjustments:
  Non-cash compensation charges                           2,250      2,250        563
  SVP account charges                                     1,500        375         --
  1997 special charges                                       --         --      1,892
                                                        -------    -------    -------
Operating income, adjusted                              $ 5,409    $ 5,995    $ 7,577

--------------------------------------------------------------------------------

    The increase in operating revenues in 1999 was primarily due to the increase in assets under management of $276 million (11%) in 1999, to $2.69 billion at year-end from $2.41 billion at the end of 1998. Average assets under management totaled $2.41 billion in 1999, compared with $2.40 billion in 1998, and $2.80 billion in 1997.

    Cash, cash equivalents and marketable securities totaled $98 million at December 31, 1999, compared with $78 million a year ago. Book value per share grew 28% to total $11.21 at December 31, 1999, compared with $8.78 at the end of 1998.

Assets Under Management

    Managed assets totaled $2.69 billion at the end of 1999, compared with $2.41 billion at the end of 1998 and $2.68 billion at the end of 1997. Assets under management as of the end of each of the last three years are as follows:


                                                             ($millions)
                                                       1999      1998      1997
                                                      ------    ------    ------
Institutional                                         $2,086    $1,963    $2,355
High Net Worth                                           376       315       198
Investment Partnerships                                  126        81        72
Wrap                                                      72        41        57
Mutual Funds                                              26        10       N/A
                                                      ------    ------    ------
    Total Managed Assets                              $2,686    $2,410    $2,682


    The $276 million net increase in managed assets during 1999 is comprised of increases of $58 million from new client accounts and $584 million in positive performance results, reduced by (i) $219 million in closed client accounts; and
(ii) $147 million in net withdrawals from existing accounts. The closed accounts are primarily the result of client reallocations and indexing of funds.

    In the two years ended December 31, 1999, managed assets increased by $4 million, comprised of increases in new accounts of $72 million and $1,186 million in positive performance results, reduced by (i) $902 million in closed client accounts; and (ii) $352 million in net withdrawals from existing accounts. The Company's second largest account ($311 million) terminated in May, 1998. This account generated 3.8% of the Company's operating revenues in 1997, and 2.8% in 1998.

    Performance in equity and balanced accounts was strong on an absolute and relative basis in 1999 and 1998, and the Company's peer group rankings continue to improve. Net outflows in client accounts slowed significantly over the last six months of 1998 through December 1999, and the Company believes its managed asset base has stabilized. Barring a market correction, the Company expects its asset base to continue to grow in 2000.


Earnings

    Operating revenues increased 8% in 1999 to $18.3 million, compared with $17.0 million in 1998 and $18.8 million in 1997. Average assets under management were basically flat in 1999, after a 14% decrease in 1998.

    In 1999 operating revenues were .76% of average managed assets, compared with .71% in 1998 and .67% in 1997. This reflects an increase in the weighted advisory fee yield because the accounts lost over the last three years were generally larger accounts with lower fee structures.

    Advisory fees, which are earned based on the value of assets under management, are the Company's primary source of operating revenues. Advisory fees increased 6% to $16.3 million in 1999, compared with $15.4 million in 1998 and $17.3 million in 1997. Advisory fees were 89%, 91% and 92% of operating revenues in 1999, 1998 and 1997, respectively.

    Transaction fees (commissions) earned by Management are the primary source of the Company's other operating revenues. Commissions are derived from Management's individual and small institutional accounts, investment partnerships and specific institutional accounts that have given Management the authority to execute trades. Commissions increased 25% to $1.44 million in 1999, compared with $1.15 million in 1998 and $1.16 million in 1997. The 1999 increase reflects the increase in managed assets during 1999.

--------------------------------------------------------------------------------

                                                                   ($000)
Operating Expenses                                       1999       1998       1997
------------------                                       ----       ----       ----
Operating expenses, reported                            $20,057    $13,609    $13,707
Adjustments:
  MIP accrued investment performance bonus               (3,446)        --         --
  Non-cash compensation charges                          (2,250)    (2,250)      (563)
  SVP account charges                                    (1,500)      (375)        --
  1997 special charges                                       --         --     (1,892)
                                                        -------    -------    -------
Operating expenses, adjusted                            $12,861    $10,984    $11,252

--------------------------------------------------------------------------------

    Reported costs and expenses totaled $20.1 million in 1999, compared with $13.6 million in 1998 and $13.7 million in 1997. The 1999 amount reflects
$7.2 million in compensation charges detailed above. Before these 1999 items, operating expenses totaled $12.9 million in 1999. The 1998 amount reflects $2.6 million in compensation charges detailed above. Before these 1998 items, operating expenses totaled $11.0 million in 1998. The 1997 amount reflects $1.9 million in special charges and $563,000 in non-cash compensation charges. Before these 1997 charges, operating expenses totaled $11.3 million in 1997.

    Excluding these adjustments, 1999 operating expenses increased 17% compared with 1998, after a 2% decline in 1998 compared with 1997. Adjusted operating expenses were 70% of operating revenues and .53% of average managed assets in 1999, compared with 65% and .46% in 1998, and 60% and .40% in 1997.

--------------------------------------------------------------------------------

                                                                    ($000)
Compensation Expenses                                     1999       1998       1997
---------------------                                     ----       ----       ----
Compensation expenses, reported                          $15,318    $10,043    $8,070
Adjustments:
  MIP accrued investment performance bonus                (3,446)        --        --
  Non-cash compensation charges                           (2,250)    (2,250)     (563)
  SVP account charges                                     (1,500)      (375)       --
                                                         -------    -------    ------
Compensation expenses, adjusted                          $ 8,122    $ 7,418    $7,507

--------------------------------------------------------------------------------

    Reported compensation expenses increased 53% to $15.3 million in 1999, compared with $10.0 million in 1998 and $8.1 million in 1997, because of the charges noted above. Compensation expenses adjusted for these items increased 9% in 1999 to total $8.1 million, compared with $7.4 million in 1998 and $7.5 million in 1997. The 1999 increase is primarily due to increases in bonuses to employees and an increase in the Company's annual contribution to the employee Profit Sharing Plan. Adjusted compensation expenses were 44% of operating revenues and .34% of average managed assets in 1999, compared with 44% and .31% in 1998, and 40% and .27% in 1997.

    The Company has a Management Incentive Plan ("MIP") which covers bonus payments to certain executives. Under the MIP, the payment of operating bonuses to these executives is based on the annual growth in operating income, after adjusting for certain charges. In 1999, 1998 and 1997 participating executives were awarded no operating bonuses under the MIP. The Company adopted an amendment to the MIP (see Note 8 to the audited financial statements) in 1999 under which an annual investment performance bonus is earned by the Chief Executive Officer ("CEO") based upon pre-tax earnings of proprietary accounts of the Company in excess of a base index return, as defined, subject to a ceiling of 10% of total pre-tax income. Included in compensation expenses related to the MIP is an accrued investment performance bonus to the CEO of $3,446,000 in 1999.

--------------------------------------------------------------------------------

                                                                      ($000)
Non-Compensation Expenses                                    1999      1998      1997
-------------------------                                    ----      ----      ----
Non-compensation expenses, reported                         $4,739    $3,566    $5,637
Adjustment:
  1997 special charges                                          --        --    (1,892)
                                                            ------    ------    ------
Non-compensation expenses, adjusted                         $4,739    $3,566    $3,745

--------------------------------------------------------------------------------

    Reported non-compensation expenses increased by 33% to $4.7 million in 1999, compared with $3.6 million in 1998 and $5.6 million in 1997. Excluding 1997 special charges, non-compensation expenses were $3.7 million in 1997. The 1999 increase is due to an increase in clearance and floor brokerage costs associated with the 25% increase in commissions earned in 1999; an increase in selling and promotional expenses related to the Company's increased marketing efforts; and various other one time professional fees, severance payments and systems expenses related to an upgrade in computer hardware and software. These expenses are primarily fixed in nature and, as a result, they are not directly related to changes in managed asset levels. Adjusted non-compensation expenses totaled 26% of operating revenues and .20% of average managed assets in 1999, compared with 21% and .15% in 1998, and 20% and .13% in 1997.

                                     * * *

    Other income, which comprises interest, dividends, and realized and unrealized gains/losses from sales of marketable securities (primarily large-cap equities), totaled $32.8 million in 1999, compared with $10.3 million in 1998 and $12.9 million in 1997. Net interest and dividend income was $0.8 million in 1999, compared with $1.6 million in 1998 and $3.0 million in 1997. The 1997 amount is primarily due to a special dividend received in 1997 from a company whose securities were held in the Company's investment portfolio. Net gains from investments totaled $32.1 million ($19.8 million realized) in 1999, compared with $8.8 million ($1.2 million realized) in 1998 and $9.9 million
($9.0 million realized) in 1997, reflecting the strength of the domestic equity markets in those years.

Liquidity and Capital Resources

    Investments in marketable securities aggregated $93.6 million at December 31, 1999, compared with $73.8 million at the end of 1998. During 1999, the Company invested $6.0 million in its new mutual funds, the Atalanta/Sosnoff Balanced Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Focus Fund, and an additional $3 million in an investment partnership. Shareholders' equity totaled $101.8 million at December 31, 1999, compared with $82.0 million at the end of 1998. This increase is primarily from net income of $17.6 million recorded in 1999 and unrealized gains on the investment portfolio. The Company has adopted SFAS No. 115, requiring it to reflect a net unrealized gain of $10.2 million after taxes in shareholders' equity at December 31, 1999, compared with $7.5 million at the end of 1998.

    At December 31, 1999, the Company's investment portfolio at market totaled $115.5 million (cost basis $83.6 million), comprised of cash and cash equivalents, corporate debt, large-cap equity securities, and investments in limited partnerships and the Atalanta/Sosnoff Funds (see Note 3 to the audited financial statements). At year-end, the Company was invested in 18 separate large-cap securities, in a more concentrated fashion of what it does for its managed client accounts. The largest position was in Apple Computer, at 7.1% of the portfolio, with an unrealized gain of $3.4 million at year-end.

    At December 31, 1999 the Company had cash and cash equivalents totaling $4.4 million, compared with $4.0 million at the end of 1998. Net cash used in operating activities was $2.9 million in 1999 compared with net cash inflows of $727,000 in 1998. This reflects the changing levels of operating income and changes in operating assets and liabilities over those periods. Net cash provided by investing activities totaled $5.9 million in 1999, compared with $4.0 million provided in 1998. Net cash used in financing activities was $2.6 million in 1999, compared with $4.5 million in 1998. As a result, there was a net increase in cash and cash equivalents of $394,000 in 1999, compared to an increase of $189,000 in 1998.

    If the equity market (defined as the S&P 500 index) were to decline by 10%, the Company might experience unrealized losses of approximately $12 million; if the market were to decline by 20%, the Company might experience unrealized losses of $24 million. However, incurring unrealized losses of this magnitude is unlikely with active management of the portfolio. Since the positions are all large-cap holdings, they can be sold easily on short notice with little market impact. Ultimately, the Company will raise and hold cash to reduce market risk.

                                     * * *

    In 1998, the Company paid a special dividend of $.25 per share, compared with $.20 per share in 1997. The Company did not pay a special dividend in 1999. Additionally, in December 1998, the Company repurchased 249,000 shares of its own stock at a market price of $8.75 per share. In June 1999, the Company purchased 254,174 shares of its common stock from a former officer at a market price of $10.00 per share. In October 1999, the Company repurchased 9,100 shares of its common stock at an average market price of $7.62 per share. On
December 30, 1999, the Company retired 512,274 shares of treasury stock and restored the common stock to authorized and unissued status. At December 31, 1999 and 1998, the Company had no liabilities for borrowed money.

    In September 1997, the Company awarded 775,000 shares of restricted stock at the issue price of $.01 per share to two senior executives under the terms of the Long Term Incentive Plan ("LTIP"). Craig B. Steinberg, President, received 600,000 shares and Anthony G. Miller, Executive Vice President and Chief Operating Officer, received 175,000 shares. Such awards vest over four years.

    The difference of $9.0 million between the market value ($11.625 per share) of the shares awarded on the date of grant and the purchase price of $.01 per share was recorded as unearned compensation in shareholders' equity and is being amortized over a four-year period commencing with the fourth quarter of 1997 (approximately $563,000 per quarter and $2.25 million annually).

    The Company believes that the foreseeable capital and liquidity requirements of its existing businesses will continue to be met with funds generated from operations.

Year 2000

    The Company has conducted a full assessment of its information technology systems and imbedded technology and has determined that they are Y2K compliant (i.e., that they recognize and specify dates to properly function in the year 2000 and thereafter). The remediation and testing of all critical systems and point-to-point testing with the systems of third parties with which our existing systems interface has been successfully completed. In conjunction with its Y2K readiness process, the Company replaced its two core critical systems, trading and portfolio accounting, with off-the-shelf commercial software packages during 1999. To date, all of the Company's systems are operating properly in 2000. The Company's Y2K costs were not material through December 31, 1999 and it does not expect to incur any material costs during 2000.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Atalanta/Sosnoff Capital Corporation:

We have audited the accompanying consolidated statements of financial condition of Atalanta/Sosnoff Capital Corporation (a Delaware corporation) and subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income and comprehensive income, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Atalanta/Sosnoff Capital Corporation and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States.




ARTHUR ANDERSEN LLP


New York, New York
February 21, 2000

             ATALANTA/SOSNOFF CAPITAL CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                           DECEMBER 31, 1999 AND 1998

                                                                                                1999           1998
                                                                                            ------------    -----------
                                         ASSETS

Assets:
  Cash and cash equivalents                                                                 $  4,387,987    $ 3,993,963
  Accounts receivable                                                                          4,314,257      3,319,185
  Investments, at market                                                                      93,637,682     73,802,294
  Investments in limited partnerships                                                         17,447,746      7,565,780
  Fixed assets, net of accumulated depreciation and amortization of $700,123 and
     $426,924, respectively                                                                    1,429,569        659,311
  Exchange memberships, at cost (market value $2,700,000 and $1,761,100, respectively)           402,000        402,000
  Other assets                                                                                 2,004,225        943,870
                                                                                            ------------    -----------
          Total assets                                                                      $123,623,466    $90,686,403
                                                                                            ============    ===========

                          LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
  Accounts payable and other liabilities                                                    $    988,348    $   773,970
  Accrued compensation payable                                                                 4,812,781        648,611
  Income taxes payable                                                                        16,046,699      6,541,427
  Separation costs payable                                                                            --        700,000
                                                                                            ------------    -----------
          Total liabilities                                                                   21,847,828      8,664,008
                                                                                            ------------    -----------

Commitments and contingencies (Note 8)

Shareholders' equity:
  Preferred stock, par value $1.00 per share; 5,000,000 shares authorized; none issued                --             --
  Common stock, par value $.01 per share; 30,000,000 shares authorized; 9,075,127 and
     9,587,401 shares issued and outstanding, respectively                                        90,751         95,874
  Additional paid-in capital                                                                  19,455,259     24,389,499
  Retained earnings                                                                           75,976,793     58,412,561
  Accumulated other comprehensive income--unrealized gains from investments, net of
     deferred tax liabilities of $6,794,028 and $4,996,227, respectively                      10,191,042      7,494,341
  Unearned compensation                                                                       (3,938,207)    (6,188,615)
  Treasury stock, at cost, 0 and 249,000 shares, respectively                                         --     (2,181,265)
                                                                                            ------------    -----------
          Total shareholders' equity                                                         101,775,638     82,022,395
                                                                                            ------------    -----------
          Total liabilities and shareholders' equity                                        $123,623,466    $90,686,403
                                                                                            ============    ===========


        The accompanying notes are an integral part of these statements.

             ATALANTA/SOSNOFF CAPITAL CORPORATION AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                               1999           1998           1997
                                                                            -----------    -----------    -----------
Revenues:
  Advisory fees                                                             $16,349,083    $15,406,468    $17,286,815
  Commissions and other operating revenues                                    1,921,016      1,573,101      1,542,657
  Realized and unrealized gains from principal securities
     transactions, net                                                       32,097,041      8,766,778      9,854,124
  Interest and dividend income, net                                             708,205      1,557,492      2,996,749
                                                                            -----------    -----------    -----------
          Total revenues                                                     51,075,345     27,303,839     31,680,345
                                                                            -----------    -----------    -----------
Costs and expenses:
  Employees' compensation and benefits                                       15,317,520     10,043,375      8,069,548
  Clearing and execution costs                                                  788,334        562,594        526,964
  Selling expenses                                                              536,920        421,052        429,077
  General and administrative expenses                                         3,414,339      2,582,300      4,681,383
                                                                            -----------    -----------    -----------
          Total costs and expenses                                           20,057,113     13,609,321     13,706,972
                                                                            -----------    -----------    -----------

Income before provision for income taxes                                     31,018,232     13,694,518     17,973,373
Provision for income taxes                                                   13,454,000      5,911,000      8,124,000
                                                                            -----------    -----------    -----------
          Net income                                                        $17,564,232    $ 7,783,518    $ 9,849,373
                                                                            ===========    ===========    ===========
Earnings per common share--basic                                            $      1.91    $       .81    $      1.09
                                                                            ===========    ===========    ===========
Earnings per common share--diluted                                          $      1.91    $       .81    $      1.08
                                                                            ===========    ===========    ===========

Net income, as presented above                                              $17,564,232    $ 7,783,518    $ 9,849,373
Other comprehensive income:
  Net unrealized gains from investments,
     net of income taxes of $1,826,368, $4,138,071 and
     $283,747, respectively                                                   2,696,701      6,207,547        425,621
                                                                            -----------    -----------    -----------
Comprehensive income                                                        $20,260,933    $13,991,065    $10,274,994
                                                                            ===========    ===========    ===========


        The accompanying notes are an integral part of these statements.

              ATALANTA/SOSNOFF CAPITAL CORPORATION AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                           Accumulated
                                                                              Other
                                                                           Comprehensive
                                                                             Income--
                                                                            Unrealized
                                               Additional                   Gains From
                                     Common      Paid-in      Retained     Investments,      Unearned      Treasury
                                      Stock      Capital      Earnings         Net         Compensation     Stock         Total
                                     -------   -----------   -----------   -------------   ------------   ----------   ------------
BALANCE, December 31, 1996           $88,124   $15,646,874   $45,031,750    $   861,173    $    --        $   --       $ 61,627,921
  Issuance of 775,000 restricted
    shares                             7,750     9,001,625                                   (9,001,625)                      7,750
  Amortization of unearned
    compensation                                                                                562,602                     562,602
  Unrealized gains from
    investments, net of deferred
    taxes                                                                       425,621                                     425,621
  Net income                                                   9,849,373                                                  9,849,373
  Dividends ($.20 per share)                                  (1,917,480)                                                (1,917,480)
                                     -------   -----------   -----------    -----------    ------------   ----------   ------------

BALANCE, December 31, 1997            95,874    24,648,499    52,963,643      1,286,794      (8,439,023)          --     70,555,787
  Purchase of treasury stock                                                                              (2,181,265)    (2,181,265)
  Amortization of unearned
    compensation                                  (259,000)                                   2,250,408                   1,991,408
  Unrealized gains from
    investments, net of deferred
    taxes                                                                     6,207,547                                   6,207,547
  Net income                                                   7,783,518                                                  7,783,518
  Dividends ($.25 per share)                                  (2,334,600)                                                (2,334,600)
                                     -------   -----------   -----------    -----------    ------------   ----------   ------------

BALANCE, December 31, 1998            95,874    24,389,499    58,412,561      7,494,341      (6,188,615)  (2,181,265)    82,022,395
  Purchases of treasury stock                                                                             (2,611,094)    (2,611,094)
  Retirement of treasury stock        (5,123)   (4,787,236)                                                4,792,359        --
  Amortization of unearned
    compensation                                  (147,004)                                   2,250,408                   2,103,404
  Unrealized gains from
    investments, net of deferred
    taxes                                                                     2,696,701                                   2,696,701
  Net income                                                  17,564,232                                                 17,564,232
                                     -------   -----------   -----------    -----------    ------------   ----------   ------------

BALANCE, December 31, 1999           $90,751   $19,455,259   $75,976,793    $10,191,042    $ (3,938,207)  $   --       $101,775,638
                                     =======   ===========   ===========    ===========    ============   ==========   ============


        The accompanying notes are an integral part of these statements.

             ATALANTA/SOSNOFF CAPITAL CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                         1999             1998             1997
                                                                     -------------    -------------    -------------
Cash flows from operating activities:
  Net income                                                         $  17,564,232    $   7,783,518    $   9,849,373
  Adjustments to reconcile net income to net cash (used in)
     provided by operating activities--
       Depreciation and amortization                                       273,199          188,643          150,185
       Amortization of unearned compensation                             2,250,408        2,250,408          562,602
       Realized and unrealized gains from investments, net             (32,097,041)      (8,766,778)      (9,854,124)
       Deferred taxes                                                    5,976,066          394,400         (522,264)
  (Increase) decrease in operating assets--
     Accounts receivable                                                  (995,072)          36,214          426,699
     Other assets                                                       (1,060,355)        (174,589)        (253,243)
  Increase (decrease) in operating liabilities--
     Accounts payable and other liabilities                                216,156          (80,069)         206,943
     Accrued compensation payable                                        4,164,170         (190,813)        (557,675)
     Income taxes payable                                                1,555,834          (13,909)         977,880
     Separation costs payable                                             (700,000)        (700,000)       1,400,000
                                                                     -------------    -------------    -------------
          Net cash (used in) provided by operating activities           (2,852,403)         727,025        2,386,376
                                                                     -------------    -------------    -------------
Cash flows from investing activities:
  Proceeds from clearing broker, net                                      --              1,323,473        1,114,348
  Purchases of fixed assets                                             (1,043,457)         (58,596)        (329,314)
  Purchases of investments                                            (142,967,088)    (151,336,026)    (117,715,145)
  Proceeds from sales of investments                                   149,868,066      154,048,709      114,672,755
                                                                     -------------    -------------    -------------
          Net cash provided by (used in) investing activities            5,857,521        3,977,560       (2,257,356)
                                                                     -------------    -------------    -------------
Cash flows from financing activities:
  Purchases of treasury stock                                           (2,611,094)      (2,181,265)        --
  Proceeds received for issuance of restricted shares                     --               --                  7,750
  Dividends paid                                                          --             (2,334,600)      (1,917,480)
                                                                     -------------    -------------    -------------
          Net cash used in financing activities                         (2,611,094)      (4,515,865)      (1,909,730)
                                                                     -------------    -------------    -------------
          Net increase (decrease) in cash and cash equivalents             394,024          188,720       (1,780,710)
Cash and cash equivalents, beginning of year                             3,993,963        3,805,243        5,585,953
                                                                     -------------    -------------    -------------
Cash and cash equivalents, end of year                               $   4,387,987    $   3,993,963    $   3,805,243
                                                                     =============    =============    =============
Supplemental disclosure of cash flow information:
  Cash paid during the year for--
     Interest                                                        $      83,961    $      30,788    $      34,087
     Income taxes                                                    $   5,922,100    $   5,530,511    $   7,668,384
  Noncash financing activity--
     Increase (decrease) in additional paid-in capital related to
       restricted shares                                             $    (147,004)   $    (259,000)   $   9,001,625
     Retirement of treasury stock                                    $  (4,792,359)   $          --    $          --


        The accompanying notes are an integral part of these statements.

             ATALANTA/SOSNOFF CAPITAL CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1999, 1998 AND 1997

1. Significant Accounting Policies

  Principles of Consolidation

    The accompanying consolidated financial statements include the accounts of Atalanta/Sosnoff Capital Corporation (the "Holding Company") and its direct and indirect wholly owned subsidiaries, Atalanta/Sosnoff Capital Corporation (Delaware) ("Capital"), Atalanta/Sosnoff Management Corporation ("Management") and ASCC Corp. ("ASCC"). Capital is a registered investment advisor. It provides investment advisory and management services to institutional clients and certain investment partnerships. Management is a registered investment advisor and a broker-dealer in securities and owns a seat on the New York Stock Exchange, Inc. and owns a seat and is a member of the Chicago Board Options Exchange, Inc. Management provides investment advisory and management services to individual and smaller institutional clients and brokerage services to its clients and some of the clients of Capital. ASCC was formed in December 1998 for investment-related activities which were previously performed by the Holding Company.

    Certain prior year balances have been reclassified in the accompanying consolidated financial statements to conform to the 1999 presentation.

    The Holding Company and its subsidiaries are referred to collectively herein as the "Company." All intercompany accounts and transactions have been eliminated in consolidation.

  Reportable Operating Segments

    The Company considers its operations to be one reportable segment for purposes of presenting financial information and for evaluating its performance. As such, the financial information presented in the accompanying financial statements is consistent with the financial information prepared for internal use by management.

  Revenue Recognition

    Advisory fee revenue is recognized in the period in which services are performed based on a percentage of assets under management. Commission income and expenses arising from customers' securities transactions are recognized on a settlement date basis. The effect of using the settlement date instead of the trade date for revenue recognition is immaterial.

  Investments, at Market

    The Company records its investments in accordance with the provisions of Statement of Financial Accounting Standards ("SFAS") No. 115, with the exception of investments held by Management. The Company has designated those investments held by the Holding Company, Capital and ASCC in equity and debt securities as "available for sale," and, accordingly, recorded at market value with the related unrealized gains and losses net of deferred taxes reported as a separate component of shareholders' equity. Investments held by Management are recorded at market value, with the related unrealized gains and losses reflected in the consolidated statements of income and comprehensive income.

    Investments are recorded on trade date. The cost of investments sold is determined on the first-in, first-out method. Dividends and interest are accrued as earned. Securities listed on a securities exchange for which market quotations are available are valued at the last quoted sales price as of the last business day of the year. Investments in mutual funds are valued based upon the net asset value of the shares held as reported by the fund. Securities with no reported sales on such date are valued at their last closing bid price.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1999, 1998 AND 1997

  Investments in Limited Partnerships

    Capital serves as a general partner for three Company-sponsored investment partnerships (the "Partnerships") and as the investment manager for a Company-sponsored offshore investment fund (the "Offshore Fund"). Investments in limited partnerships are carried in the accompanying consolidated financial statements at the Company's share of the net asset values as reported by the respective Partnerships with the unrealized gain or loss recorded in the consolidated statements of income and comprehensive income. Limited partners whose capital accounts in the aggregate are two-thirds of the total capital accounts of all limited partners in each Partnership may, at any time, require Capital to withdraw as the general partner of such Partnership. Therefore, the Company is not deemed to have control of the Partnerships and, accordingly, the accounts of the Partnerships are not included in these consolidated financial statements.

  Cash and Cash Equivalents

    The Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

  Depreciation and Amortization

    Furniture, equipment, computer software and leasehold improvements are stated at cost, net of accumulated depreciation and amortization computed using the straight-line method. Depreciation of furniture, equipment and computer software is provided over estimated useful lives ranging from five to seven years. Leasehold improvements are amortized over the shorter of their useful lives or the remainder of the term of the related lease. Accumulated depreciation for fully depreciated fixed assets is removed from the related accounts for those assets which have been retired.

  Income Taxes

    The Company records income taxes in accordance with the provisions of SFAS No. 109. Accordingly, deferred taxes are provided to reflect temporary differences between the recognition of income and expense for financial reporting and tax purposes.

  Estimates by Management

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

  New Accounting Pronouncement

    The Financial Accounting Standard Board has issued Statement of Financial Accounting Standards No. 133 ("SFAS No. 133"), "Accounting for Derivative Instruments and Hedging Activities," which is effective for periods beginning after June 15, 2000. Management does not believe that the impact of the adoption of SFAS No. 133 on the Company's financial position or results of operations will be material.

2. EARNINGS PER COMMON SHARE

    Basic earnings per common share amounts were computed based on 9,192,066, 9,571,711 and 9,037,469 weighted average common shares outstanding in 1999, 1998 and 1997, respectively. For purposes of determining weighted average common shares outstanding, the Company considers all shares legally issued and outstanding in determining basic and diluted net income per share.

    In accordance with the provisions of SFAS No. 128, dilutive earnings per share for the three years ended December 31, 1999 were computed based on the weighted average common shares outstanding provided in the table below. Antidilutive options were not included in the computation of dilutive

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1999, 1998 AND 1997

earnings per share as the options' exercise prices were greater than the average market price of the common shares for each of those respective years.

                                                                       1999         1998         1997
                                                                     ---------    ---------    ---------
Weighted average common shares outstanding                           9,192,066    9,571,711    9,037,469
Common stock equivalents-options                                         8,406       10,925       50,936
                                                                     ---------    ---------    ---------
Dilutive weighted average common shares outstanding                  9,200,472    9,582,636    9,088,405
                                                                     =========    =========    =========
Antidilutive options                                                   200,000      150,000       --
                                                                     =========    =========    =========

3. Investments And Cash

    Included in cash and cash equivalents, the Company had interest-bearing free credit balances with its clearing broker of $ 1,715,233 and $230,727 at December 31, 1999 and 1998, respectively.

    Investments at December 31, 1999 and 1998, consisted of the following:

                                                                                           Unrealized
                                                               Cost        Market Value    Gain (Loss)
                                                            -----------    ------------    -----------
1999:
  Available for sale:
  Common stock                                              $54,198,652    $ 70,313,820    $16,115,168
  Corporate debt                                              2,308,805       1,932,281       (376,524)
  Atalanta/Sosnoff Mutual Funds                               6,100,000       7,358,300      1,258,300
                                                            -----------    ------------    -----------
                                                             62,607,457      79,604,401     16,996,944
                                                            -----------    ------------    -----------
  Trading:
  Atalanta/Sosnoff Mutual Funds                               9,000,000      14,033,281      5,033,281
                                                            -----------    ------------    -----------
  Other-
  Investments in limited partnerships                         7,613,135      17,447,746      9,834,611
                                                            -----------    ------------    -----------
                                                            $79,220,592    $111,085,428    $31,864,836
                                                            ===========    ============    ===========
1998:
  Available for sale:
  Common stock                                              $51,735,002    $ 62,778,063    $11,043,061
  Corporate debt                                              1,175,964         868,250       (307,714)
  Atalanta/Sosnoff Fund                                         100,000         114,700         14,700
                                                            -----------    ------------    -----------
                                                             53,010,966      63,761,013     10,750,047
                                                            -----------    ------------    -----------
  Trading:
  Atalanta/Sosnoff Fund                                       9,000,000      10,041,281      1,041,281
                                                            -----------    ------------    -----------
  Other:
  Investments in limited partnerships                         4,279,487       7,565,780      3,286,293
                                                            -----------    ------------    -----------
                                                            $66,290,453    $ 81,368,074    $15,077,621
                                                            ===========    ============    ===========

4. Separation Costs Payable

    The separation costs relate to the Company's termination without cause of its former president on August 15, 1997. Such termination is governed by the terms of the former president's Employment Agreement, whereby he received two years severance at his base salary level at the time of termination payable over the two-year period ended November 15, 1999.

5. Related Party Transactions

    As the General Partner for the Partnerships and the investment manager of the Offshore Fund, Capital earned approximately $2,876,000, $1,821,000 and $1,258,000 in 1999, 1998 and 1997, respectively, for advisory and management services (charged at 1%--3% of net assets), and incentive fees charged at 20% of performance as defined in the case of one partnership. Management earned commissions of approximately $147,000, $116,000 and $59,000 in 1999, 1998 and 1997, respectively, for brokerage services provided to the Partnerships. Advisory fees and brokerage commissions are based on terms

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1999, 1998 AND 1997

comparable to those in agreements with unrelated parties. Balances receivable from the Partnerships were approximately $1,524,000, $449,000 and $110,000 at December 31, 1999, 1998 and 1997, respectively, including approximately $1,239,000 and $282,000 of incentive fees which are included in net income in 1999 and 1998, respectively.

    Investments consist of shares held of the Atalanta/Sosnoff Fund, Atalanta/Sosnoff Value Fund, Atalanta/Sosnoff Focus Fund, and the
Atalanta/Sosnoff Balanced Fund (the "Funds"). Management acts as Distributor to the Funds and Capital acts as Investment Advisor.

  Employment Agreement

    In May 1985, Management entered into an employment agreement with an individual portfolio manager to provide investment related services to both Management and Capital. Under the terms of the agreement, the employee was paid the net profits relating to the accounts he managed (the "Net Profits") which represent advisory fees and commissions for all trades executed for his managed accounts, net of clearance and floor brokerage charges, allocated payroll, overhead and out-of-pocket expenses incurred on his behalf by Management. Effective October 1, 1998, Management entered into a new agreement with the employee for the period ending December 31, 2000, under which the employee is relinquishing the revenue from investment management and brokerage services provided to the managed accounts to Management. Pursuant to this agreement, Management has made (or will make) payments to the employee in three annual installments in January 1999, 2000 and 2001, based upon a multiple of annualized revenues from the employee's managed accounts, which is being recognized ratably as compensation expense over the term of the arrangement. In addition, Management and the employee agreed to change the split of Net Profits paid to the employee from 100% during the twelve-month period ended September 30, 1998 to 50% for the twelve-month period ended September 30, 1999, 25% for the twelve-month period ending September 30, 2000, and 0% thereafter. Included in compensation expense is $1,500,000 and $375,000 in 1999 and 1998, respectively, of which $375,000 is unpaid as of December 31, 1999 and 1998, respectively. Commissions and advisory fee revenues related to such investment advisory services for 1999 amounted to $1,466,130 and related compensation expenses amounted to $1,835,384, which includes approximately $1.5 million paid to the employee representing 50% of the purchase price associated with the employee relinquishing the right to receive revenue from the managed accounts.

6. Provision For Income Taxes

    The provision for income taxes consists of:

                                                          1999           1998          1997
                                                       -----------    ----------    ----------
Current income taxes:
  Federal                                              $ 6,141,000    $3,822,000    $2,982,961
  State and local                                        1,337,000     1,694,600     5,663,303
                                                       -----------    ----------    ----------
      Total current                                      7,478,000     5,516,600     8,646,264
                                                       -----------    ----------    ----------
Deferred income taxes provision:
  Federal                                                4,907,000       267,100      (180,180)
  State and local                                        1,069,000       127,300      (342,084)
                                                       -----------    ----------    ----------
      Total deferred                                     5,976,000       394,400      (522,264)
                                                       -----------    ----------    ----------
                                                       $13,454,000    $5,911,000    $8,124,000
                                                       ===========    ==========    ==========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1999, 1998 AND 1997

    A reconciliation of the statutory federal income tax rate and the effective rate based on consolidated income before income taxes in 1999, 1998 and 1997, is set forth below:

                                                                            1999    1998    1997
                                                                            ----    ----    ----
Statutory federal income tax rate                                           34.9%   34.5%   34.5%
Increase resulting from:
  State and local income taxes, net of federal tax benefit                   7.5     8.6    10.6
  Other                                                                      0.1     0.1     0.1
                                                                            ----    ----    ----
      Effective rate                                                        42.5%   43.2%   45.2%
                                                                            ====    ====    ====

    Deferred taxes payable are comprised of the following components as of December 31, 1999 and 1998:

                                                                         1999           1998
                                                                      -----------    ----------
Unrealized gain on investments                                        $12,623,977    $6,483,377
Separation costs payable                                                  --           (210,000)
                                                                      -----------    ----------
                                                                      $12,623,977    $6,273,377
                                                                      ===========    ==========

7. Net Capital Requirements

    Management is subject to the Securities and Exchange Commission Uniform Net Capital Rule 15c3-1, which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, not exceed 15 to 1. The net capital rule of the New York Stock Exchange also provides that equity capital may not be withdrawn or cash dividends paid if the resulting net capital ratio would exceed 10 to 1. At December 31, 1999, Management had net capital of $11,429,086, which was $11,179,086 in excess of its required net capital of $250,000, and had a ratio of aggregate indebtedness to net capital of .27 to 1.

8. Commitments And Contingencies

  Leases

    The Company leases office facilities and equipment under various noncancelable operating leases expiring through 2002. Rent expense was approximately $671,000, $680,000 and $661,000 in 1999, 1998 and 1997,
respectively.

    Approximate future minimum rental commitments under noncancelable operating leases for the years subsequent to December 31, 1999, are as follows: 2000 through 2001 are equal to $626,000 per year and $417,000 for 2002.

    In October, 1999, the Company entered into a new 15-year lease on its existing office space in New York. This lease commences on September 1, 2002 and the approximate future minimum annual rent under this lease is $919,000, $1,011,000 and $1,103,000 per annum for each of the five-year periods ending August 2007, 2012, and 2017, respectively.

  Clearance of Securities

    Bear, Stearns Securities Corporation, Inc. ("Bear Stearns") has an agreement with Management to clear securities transactions and carry customers' accounts on a fully disclosed basis. The agreement states that Management will assume customer obligations should a customer of Management default. Bear Stearns controls credit risk of customers by requiring maintenance margin collateral in compliance with various regulatory and internal guidelines.

  Compensation Agreements

    Effective January 1, 1993, the Company adopted the Management Incentive Plan (the "MIP") for senior executives. Under the MIP, each participant is entitled to receive his assigned share of the annual award pool, which is computed based on operating income performance goals, as defined in the MIP. No operating bonuses were earned under the MIP for 1999, 1998 and 1997.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1999, 1998 AND 1997

    The Company adopted an amendment to the MIP in 1999 whereby an annual investment performance bonus is earned by the Chief Executive Officer ("CEO") based upon pre-tax earnings of certain managed assets of the Company in excess of a base index return, as defined, subject to a ceiling of 10% of total pre-tax income. Included in compensation expense is an accrued investment performance bonus to the CEO of $3,446,000 in 1999.

    Pursuant to a 1998 agreement, the President of the Company earns a bonus based upon the pre-tax operating profits earned by the Company as general partner of the Partnership managed by the President. Included in compensation expense related to this bonus is approximately $530,000 and $150,000 for 1999 and 1998, respectively.

9. Stock Option, Stock Purchase, Incentive And Profit-Sharing Plans

    During 1996, the Company adopted the Long-Term Incentive Plan ("LTIP") under which awards of stock, restricted stock, options and other stock-based awards totaling 880,000 shares of common stock may be granted to all full-time employees, officers and directors of the Company and its subsidiaries.

    During 1997, the Company awarded 775,000 shares of restricted stock at the issue price of $.01 per share to two officers of the Company under the terms of the LTIP. Such awards vest over four years. The difference of $9,001,625 between market value ($11.625 per share) on the date of grant and the purchase price was recorded as unearned compensation in shareholders' equity and is being amortized over a four-year period commencing with the fourth quarter of 1997.

    Options may be granted as either "Qualified Options," "Nonqualified Options" or "Incentive Options." Generally, Qualified Options and Incentive Options may not be granted at a per share price that is less than 100% of fair market value on the date of grant. Nonqualified Options may be granted at prices determined by a committee comprised of certain members of the Board of Directors.

    The Company's previous stock option plan, as amended (the "SOP") was terminated by the Company in connection with the approval by stockholders of the LTIP. The SOP provided for options to purchase 900,000 shares of common stock. The termination of the SOP did not affect options then outstanding.

    A summary of option transactions for the three years ended December 31, 1999, is presented below. Each option becomes exercisable as to 20% of the total number of shares subject to the option six months after the date of grant, and as to an additional 20% each year thereafter. Generally, options may not expire more than ten years from the date of grant. Incentive Stock Options were granted at an exercise price of $9.00 in 1998. Nonqualified options were granted at exercise prices equal to the market price per share at the date of grant. Only the LTIP has options available for grant at the end of 1999.

                                                            Incentive    Qualified    Nonqualified
                                                             Stock        Stock         Stock
                                                            Options      Options       Options          Total
                                                            ---------    ---------    ------------    ------------
Outstanding, beginning of 1997                                50,000        --           835,000         885,000
Canceled during 1997                                           --           --          (650,000)       (650,000)
Expired during 1997                                            --           --           (35,000)        (35,000)
                                                             -------      -------       --------        --------
Outstanding, end of 1997                                      50,000        --           150,000         200,000
Granted during 1998                                           50,000        --            --              50,000
                                                             -------      -------       --------        --------
Outstanding, end of 1998 and 1999                            100,000        --           150,000         250,000
                                                             =======      =======       ========        ========
Exercisable, end of 1997                                                                                 110,000
                                                                                                        ========
Exercisable, end of 1998                                                                                 150,000
                                                                                                        ========
Exercisable, end of 1999                                                                                 190,000
                                                                                                        ========
Available for grant, end of 1999                                                                          55,000
                                                                                                        ========

    The Company accounts for these options under Accounting Procedures Board Opinion No. 25, under which no compensation cost has been recognized in the accompanying consolidated statements of income and comprehensive income. Had compensation cost for these options been determined consistent with the fair value method required by Financial Accounting Standards Board Statement

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1999, 1998 AND 1997

No. 123 ("FASB No. 123"), the Company's net income and earnings per share would have been the following pro forma amounts in each of the three years ended December 31, 1999:

                                                 1999           1998          1997
                                              -----------    ----------    ----------
Net income:
  As reported                                 $17,564,232    $7,783,518    $9,849,373
  Pro forma                                    17,454,834     7,668,032     9,626,832
Basic EPS:
  As reported                                 $      1.91    $      .81    $     1.09
  Pro forma                                          1.90           .80          1.07
Dilutive EPS:
  As reported                                 $      1.91    $      .81    $     1.08
  Pro forma                                          1.90           .80          1.06

    In January 1998, the Company granted 50,000 Incentive Options at an exercise price of $9.00 per share under the LTIP to an executive officer of the Company. For the purposes of FASB No. 123 calculations, the fair value of these options was $3.27 per share, and was estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions: risk-free interest rate of 5.5%; expected dividend yield of 2.9%; expected option life of 10 years and expected volatility of 33%. The fair value of the options to purchase 800,000 shares granted in 1995 with an exercise price of $9.50 per share (of which 650,000 were canceled in 1997) was $4.71 per share, and was estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions used: risk-free interest rate of 5.7%, expected dividend yield of 1.6%, expected option life of 10 years and expected volatility of 40%.

    Because the Statement 123 method of accounting has not been applied to options granted prior to January 1, 1995, the resulting pro forma compensation cost and related impact on net income and earnings per share may not be representative of that to be expected in future years.

    The Company also has a profit-sharing plan covering substantially all full-time employees. Contributions to this plan, which in any fiscal year are at the discretion of the Board of Directors, were approximately $265,000, $131,000 and $135,000 in 1999, 1998 and 1997, respectively.

10. Treasury Stock Transactions

    In December 1998, the Company repurchased 249,000 shares of its common stock at a market price of $8.75 per share. In June 1999, the Company repurchased 254,174 shares of its common stock from a former officer at a market price of $10.00 per share. In October 1999, the Company repurchased 9,100 shares of its common stock at an average market price of $7.62 per share. On December 30, 1999, the Company retired 512,274 shares of treasury stock and restored the common stock to authorized and unissued status.

                      ATALANTA/SOSNOFF CAPITAL CORPORATION
--------------------------------------------------------------------------------


BOARD OF DIRECTORS
----------------------------------------
WILLIAM LANDBERG
Senior Vice President, Marketing
RONALD H. MENAKER
MARTIN T. SOSNOFF
Chairman and Chief Executive Officer
CRAIG B. STEINBERG
President and Director of Research
THURSTON TWIGG-SMITH
Chairman and Chief Executive Officer, Persis Corporation



CORPORATE OFFICERS
----------------------------------------
MARTIN T. SOSNOFF(1)
Chairman and Chief Executive Officer
CRAIG B. STEINBERG(1)
President and Director of Research
ANTHONY G. MILLER(2)
Executive Vice President and Chief Operating Officer; Chief Financial Officer; Secretary
KEVIN S. KELLY(2)
Vice President, Finance



OFFICERS OF SUBSIDIARIES*
----------------------------------------
EXECUTIVE VICE PRESIDENT
   Paul P. Tanico(3)

MANAGING DIRECTOR
   Dennis R. White(4)

SENIOR VICE PRESIDENTS
   Donn M. Goodman(5)
   William M. Knobler(4)
   William Landberg(4)
   James D. Staub(5)

VICE PRESIDENTS
   Ted Bellis(4)
   William E. DiPietro(5)
   Alan Kohn(3)
   Morton A. Millhauser(4)
   Jeanine M. Nadler(4)
   Anthony S. Ng(5)
   Kin W. Ng(5)
   Toni Sosnoff(3)
   Marianne C. Tantrum(5)

ASSISTANT VICE PRESIDENTS
   Wendy A. Bailey(5)
   Julie Gold(5)

----------------------------------------

* Atalanta/Sosnoff Capital Corporation (Delaware) and Atalanta/Sosnoff Management Corporation



EXECUTIVE OFFICES
Atalanta/Sosnoff Capital Corporation
101 Park Avenue
New York, New York 10178
(212) 867-5000
www.atalantasosnoff.com

----------------------------------------

TRANSFER AGENT AND REGISTRAR Continental Stock Transfer & Trust Company

----------------------------------------

ANNUAL MEETING

The Annual Meeting of Stockholders will be held at 11:00 A.M., on Thursday, May 11, 2000 at: 11:00 A.M., on Thursday, May 11, 2000 at: Bear, Stearns & Co., Inc. 245 Park Avenue, 10th Floor New York, New York A formal Notice of Meeting, Proxy Statement and Proxy has been mailed to all shareholders of record as of March 24, 2000.

----------------------------------------

Shareholder Inquiries

All inquiries concerning matters of general interest to shareholders should be directed to:

Atalanta/Sosnoff Capital Corporation
101 Park Avenue
New York, New York 10178
Attn: Shareholder Relations

----------------------------------------

Counsel
Greenberg & Kahr
New York, New York

----------------------------------------

Independent Public Accountants
Arthur Andersen
New York, New York

----------------------------------------

ANY SHAREHOLDER SOLICITED IN CONNECTION WITH THE 2000 ANNUAL MEETING OF STOCKHOLDERS UPON WRITTEN REQUEST ADDRESSED TO SHAREHOLDER RELATIONS AT THE COMPANY SHALL RECEIVE WITHOUT CHARGE A COPY OF THE COMPANY'S 1999 ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. FORM 10-K AND OTHER PUBLIC FILINGS ARE ALSO AVAILABLE ON THE INTERNET AT THE COMPANY'S HOME PAGE, www.atalantasosnoff.com

----------------------------------------

    The Company's common stock is listed on the New York Stock Exchange under the trading symbol "ATL." Presented below are the high and low closing quarterly stock prices for the last three years, as reported on the New York Stock Exchange Composite Transactions Tape, together with special dividends declared.

                                  1999                1998                1997
                             -------------       -------------       -------------
Quarter Ended:               High      Low       High      Low       High      Low
--------------               ----      ---       ----      ---       ----      ---
  March 31                  $10.56   $ 6.75     $11.81   $ 8.56    $ 8.88    $ 8.25
  June 30                    10.00     7.50      10.88     9.50     11.38      8.75
  September 30               10.13     7.13       9.88     7.63     13.13     11.13
  December 31                 8.88     7.63       9.00     7.00     12.06     11.38

Special Dividends
 Declared                         None                 $.25               $.20

(1) Officer of Atalanta/Sosnoff Capital Corporation (a NYSE listed company), and also an officer of Atalanta/Sosnoff Capital Corporation (Delaware)
(2) Officer of Atalanta/Sosnoff Capital Corporation (a NYSE listed company), and also an officer of both Atalanta/Sosnoff Capital Corporation (Delaware) and Atalanta/Sosnoff Management Corporation
(3)   Officer of Atalanta/Sosnoff Capital Corporation (Delaware) only
(4)   Officer of Atalanta/Sosnoff Management Corporation only
(5) Officer of both Atalanta/Sosnoff Capital Corporation (Delaware) and Atalanta/Sosnoff Management Corporation

[Atalanta Sosnoff Capital Corporation logo]
101 Park Avenue, New York, NY 10178
phone: (212) 867-5000  web: www.atalantasosnoff.com